UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  April 3, 2007

Franklin Auto Trust 2007-1 (Issuing Entity) Franklin Capital Corporation (Sponsor) Franklin Receivables LLC
(Depositor) (Exact name of registrant as specified in its charter)
Delaware	333-134782 333-134782-02	94-3301790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 West 200 South, Suite 500 Salt Lake City, Utah 84101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 238-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05.

Securities Act Updating Disclosure.

On or about April 3, 2007, Franklin Capital Corporation and Franklin SPE LLC transferred certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the “Receivables”) to Franklin Receivables LLC and Franklin Receivables LLC transferred the Receivables to Franklin Auto Trust 2007-1 (the “Trust”).  The Trust granted a security interest in the Receivables to Citibank, N.A., and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $54,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $89,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $106,000,000; (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $44,700,000; (v) Class B Asset-Backed Notes in the aggregate original principal amount of $21,450,000; and (vi) Class C Asset-Backed Notes in the aggregate original principal amount of $14,850,000 (collectively, the “Notes”).

This Current Report on Form 8-K is being filed to file a copy of tables showing the distribution of the Receivables by new and used Financed Vehicles, the credit quality, the distribution by credit score, the geographic distribution, the distribution by outstanding principal balance, the distribution by annual percentage rate, the distribution by original term and the distribution by remaining term, in each case of the Receivables as of April 1, 2007, the Cutoff Date.

Item 8.01 Other Events

On or about April 3, 2007, Franklin Capital Corporation and Franklin SPE LLC transferred certain prime, non-prime and sub-prime motor vehicle retail installment sale contracts (the “Initial Receivables”) to Franklin Receivables LLC and Franklin Receivables LLC transferred the Initial Receivables to Franklin Auto Trust 2007-1 (the “Trust”).  The Trust granted a security interest in the Initial Receivables to Citibank, N.A., and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $54,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $89,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $106,000,000 (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $44,700,000; (v) Class B Asset-Backed Notes in the aggregate original principal amount of $21,450,000; and (vi) Class C Asset-Backed Notes in the aggregate original principal amount of $14,850,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Irrevocable Letter of Credit,  Purchase Agreement and Underwriting Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.  Description

1.1  Underwriting Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Citigroup Global Markets Inc., and Deutsche Bank Securities Inc. dated March 28, 2007.

4.1  Indenture, between the Trust and Citibank, N.A., dated as of April 1, 2007.

4.2  Amended & Restated Trust Agreement, between Franklin Receivables LLC and Deutsche Bank Trust Company Delaware, dated as of  April 3, 2007.

4.3  Sale and Servicing Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Franklin Resources, Inc. and the Trust, dated as of
April 1, 2007.

99.1  Purchase Agreement, among Franklin Receivables LLC, Franklin SPE LLC and Franklin Capital Corporation, dated as of April 1, 2007.

99.2  Irrevocable Letter of Credit, provided by Deutsche Bank AG, New York Branch, dated as of April 3, 2007.

99.3  Distribution Tables of Receivables as of April 1, 2007 (the Cutoff Date)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC

By:/s/ Harold E. Miller Jr.

Name: Harold E. Miller, Jr.

Title: President and Chief Executive

Officer

Dated:  April 6, 2007

INDEX TO EXHIBITS

Exhibit No.  Description

1.1  Underwriting Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Citigroup Global Markets Inc., and Deutsche Bank Securities Inc. dated March 28, 2007.

4.1  Indenture, between the Trust and Citibank, N.A., dated as of April 1, 2007.

4.2  Amended & Restated Trust Agreement, between Franklin Receivables LLC and Deutsche Bank Trust Company Delaware, dated as of  April 3, 2007.

4.3  Sale and Servicing Agreement, among Franklin Receivables LLC, Franklin Capital Corporation, Franklin Resources, Inc. and the Trust, dated as of
April 1, 2007.

99.1  Purchase Agreement, among Franklin Receivables LLC, Franklin SPE LLC and Franklin Capital Corporation, dated as of April 1, 2007.

99.2  Irrevocable Letter of Credit, provided by Deutsche Bank AG, New York Branch, dated as of April 3, 2007.

99.3  Distribution Tables of Receivables as of April 1, 2007 (the Cutoff Date)